Exhibit 10.5

Power of Attorney

授权委托书

14th March, 2019

2019年3月14日

The undersigned, Beijing Wanda Culture Group Co., Ltd. (北京万达文化产业集团有限公司) (the “Shareholder”) which is the registered shareholder of 85% equity interests (the “Shareholding”) in Wanda Sports Co. Ltd. (万达体育有限公司) (the “Company”), hereby irrevocably authorizes Infront Sports Media (China) Co., Ltd. (“WFOE”) to exercise the following rights and powers relating to the Shareholding during the term of this Power of Attorney:

签字人，北京万达文化产业集团有限公司（”股东”，股东持有万达体育有限公司（”公司”）85% 的股权（”股权”）），特此不可撤销地授权盈方体育传媒（中国）有限公司 (“WFOE”) 在本授权委托书的有效期内就股权行使如下权利和权力：

WFOE is hereby authorized to act on behalf of the Shareholder as its exclusive agent and attorney with respect to all matters concerning the Shareholding, including without limitation to: (1) attend shareholders’ meetings of the Company; (2) exercise all the shareholder’s rights and shareholder’s voting rights the Shareholder is entitled to under the laws of the People’s Republic of China and the articles of association of the Company, including but not limited to the sale, transfer, pledge or disposition of the Shareholding in part or in whole; and (3) designate and appoint, on behalf of the Shareholder, the legal representative, the chairman, the director(s), the supervisor(s), the general manager and other senior management members of the Company.

授权WFOE作为股东排他的代理人就有关股权的全部事宜代表股东行使包括但不限于如下的权利：（1）参加公司的股东会；（2）行使按照中华人民共和国法律和公司章程规定的股东所享有的全部股权和股东表决权，包括但不限于出售、转让、质押或处置股权的全部或任何一部分；以及（3）代表股东指定或任命公司的法定代表人、董事长、董事、监事、总经理以及其他高级管理人员。

Without limiting the generality of the rights and powers granted to WFOE hereunder, WFOE shall have the power and authority hereunder to, on behalf of the shareholder, execute an equity interest transfer contract stipulated in the Exclusive Call Option Contract dated 1st January, 2019 among the Company, WFOE and the Shareholder (as amended, supplemented and assigned, the “Exclusive Call Option Contract”), and effect the terms of the Exclusive Call Option Contract and the Pledge Contract dated 1st January, 2019 between WFOE and the Shareholder.

在不限制WFOE根据本授权委托书所享有的权利和权力的一般性的前提下，WFOE有权代表股东签署公司、WFOE与股东2019年1月1日签署的独家购买权协议（包括其修订、补充或转让协议，合称”独家购买权协议”）中约定的股权转让协议，并履行WFOE与股东于2019年1月1日签署的独家购买权协议和质押协议中的条款。

All the actions conducted by WFOE in connection with the Shareholding shall be deemed as the actions of the Shareholder, and all the documents executed by WFOE in connection with the Shareholding shall be deemed to be executed by the

Shareholder. The Shareholder hereby acknowledges and ratifies those actions conducted and/or documents executed by WFOE.

WFOE就股东股权的一切行为均视为股东的行为，签署的一切文件均视为股东签署，股东特此予以承认和追认。

WFOE is entitled to re-authorize or assign its rights and powers granted hereunder to any other person or entity at its own discretion and without giving prior notice to, or obtaining the consent from, the Shareholder.

WFOE有权转委托，可就本授权委托书授予的权利和权力再行委托其他人或单位而不必事先通知股东或得股东的同意。

This Power of Attorney shall be irrevocable and continuously valid from the date of execution hereof through the period during which the Shareholder remains a shareholder of the Company.

在股东为公司股东期间，本授权委托书不可撤销且持有有效，自授权委托书签署之日起算。

During the term hereof, the Shareholder hereby waives all the rights associated with the Shareholding, and acknowledges and confirms that such rights have been authorized to WFOE through this Power of Attorney and shall not be exercised by the Shareholder.

本授权委托书期间，股东特此放弃与股权有关的所有权利，并声明和确认该等权利已通过本授权委托书授予WFOE，股东不再行使该等权利。

This Power of Attorney is executed in Chinese and English.  The two language texts shall have equal validity and legal effect.

本授权委托书以中文和英文书就，中英文版本具有同等法律效力。

[Signature Page Follows/以下为签字页]

Beijing Wanda Culture Group Co., Ltd.
(北京万达文化产业集团有限公司)
(Company Chop)

/s/ Seal

授权委托书签署页

Signature Page to Power of Attorney

Power of Attorney

授权委托书

14th March, 2019

2019年3月14日

The undersigned, Wang Jianlin(王健林) (the “Shareholder”) which is the registered shareholder of 5% equity interests (the “Shareholding”) in Wanda Sports Co. Ltd. (万达体育有限公司) (the “Company”), hereby irrevocably authorizes Infront Sports Media (China) Co., Ltd. (“WFOE”) to exercise the following rights and powers relating to the Shareholding during the term of this Power of Attorney:

本人，王健林（”股东”,股东持有万达体育有限公司（”公司”）5% 的股权（”股权”）），特此不可撤销地授权盈方体育传媒（中国）有限公司 (“WFOE”) 在本授权委托书的有效期内就股权行使如下权利和权力：

WFOE is hereby authorized to act on behalf of the Shareholder as its exclusive agent and attorney with respect to all matters concerning the Shareholding, including without limitation to: (1) attend shareholders’ meetings of the Company; (2) exercise all the shareholder’s rights and shareholder’s voting rights the Shareholder is entitled to under the laws of the People’s Republic of China and the articles of association of the Company, including but not limited to the sale, transfer, pledge or disposition of the Shareholding in part or in whole; and (3) designate and appoint, on behalf of the Shareholder, the legal representative, the chairman, the director(s), the supervisor(s), the general manager and other senior management members of the Company.

授权WFOE作为股东排他的代理人就有关股权的全部事宜代表股东行使包括但不限于如下的权利：（1）参加公司的股东会；（2）行使按照中华人民共和国法律和公司章程规定的股东所享有的全部股权和股东表决权，包括但不限于出售、转让、质押或处置股权的全部或任何一部分；以及（3）代表股东指定或任命公司的法定代表人、董事长、董事、监事、总经理以及其他高级管理人员。

Without limiting the generality of the rights and powers granted to WFOE hereunder, WFOE shall have the power and authority hereunder to, on behalf of the shareholder, execute an equity interest transfer contract stipulated in the Exclusive Call Option Contract dated 1st January, 2019 among the Company, WFOE and the Shareholder (as amended, supplemented and assigned, the “Exclusive Call Option Contract”), and effect the terms of the Exclusive Call Option Contract and the Pledge Contract dated 1st January, 2019 between WFOE and the Shareholder.

在不限制WFOE根据本授权委托书所享有的权利和权力的一般性的前提下，WFOE有权代表股东签署公司、WFOE与股东2019年1月1日签署的独家购买权协议（包括其修订、补充或转让协议，合称”独家购买权协议”）中约定的股权转让协议，并履行WFOE与股东于2019年1月1日签署的独家购买权协议和质押协议中的条款。

All the actions conducted by WFOE in connection with the Shareholding shall be deemed as the actions of the Shareholder, and all the documents executed by WFOE in connection with the Shareholding shall be deemed to be executed by the Shareholder.  The Shareholder hereby acknowledges and ratifies those actions conducted and/or documents executed by WFOE.

WFOE就股东股权的一切行为均视为股东的行为，签署的一切文件均视为股东签署，股东特此予以承认和追认。

WFOE is entitled to re-authorize or assign its rights and powers granted hereunder to any other person or entity at its own discretion and without giving prior notice to, or obtaining the consent from, the Shareholder.

WFOE有权转委托，可就本授权委托书授予的权利和权力再行委托其他人或单位而不必事先通知股东或得股东的同意。

This Power of Attorney shall be irrevocable and continuously valid from the date of execution hereof through the period during which the Shareholder remains a shareholder of the Company.

在股东为公司股东期间，本授权委托书不可撤销且持有有效，自授权委托书签署之日起算。

During the term hereof, the Shareholder hereby waives all the rights associated with the Shareholding, and acknowledges and confirms that such rights have been authorized to WFOE through this Power of Attorney and shall not be exercised by the Shareholder.

本授权委托书期间，股东特此放弃与股权有关的所有权利，并声明和确认该等权利已通过本授权委托书授予WFOE，股东不再行使该等权利。

This Power of Attorney is executed in Chinese and English.  The two language texts shall have equal validity and legal effect.

本授权委托书以中文和英文书就，中英文版本具有同等法律效力。

[Signature Page Follows/以下为签字页]

Wang Jianlin
/s/ Wang Jianlin

授权委托书签署页

Signature Page to Power of Attorney

Power of Attorney

授权委托书

14th March, 2019

2019年3月14日

The undersigned, Dalian Wanda Group Co.,Ltd. (大连万达集团股份有限公司) (the “Shareholder”) which is the registered shareholder of 10% equity interests (the “Shareholding”) in Wanda Sports Co. Ltd. (万达体育有限公司) (the “Company”), hereby irrevocably authorizes Infront Sports Media (China) Co., Ltd. (“WFOE”) to exercise the following rights and powers relating to the Shareholding during the term of this Power of Attorney:

签字人，大连万达集团股份有限公司（”股东”，股东持有万达体育有限公司（”公司”）10% 的股权（”股权”）），特此不可撤销地授权盈方体育传媒（中国）有限公司 (“WFOE”) 在本授权委托书的有效期内就股权行使如下权利和权力：

WFOE is hereby authorized to act on behalf of the Shareholder as its exclusive agent and attorney with respect to all matters concerning the Shareholding, including without limitation to: (1) attend shareholders’ meetings of the Company; (2) exercise all the shareholder’s rights and shareholder’s voting rights the Shareholder is entitled to under the laws of the People’s Republic of China and the articles of association of the Company, including but not limited to the sale, transfer, pledge or disposition of the Shareholding in part or in whole; and (3) designate and appoint, on behalf of the Shareholder, the legal representative, the chairman, the director(s), the supervisor(s), the general manager and other senior management members of the Company.

授权WFOE作为股东排他的代理人就有关股权的全部事宜代表股东行使包括但不限于如下的权利：（1）参加公司的股东会；（2）行使按照中华人民共和国法律和公司章程规定的股东所享有的全部股权和股东表决权，包括但不限于出售、转让、质押或处置股权的全部或任何一部分；以及（3）代表股东指定或任命公司的法定代表人、董事长、董事、监事、总经理以及其他高级管理人员。

Without limiting the generality of the rights and powers granted to WFOE hereunder, WFOE shall have the power and authority hereunder to, on behalf of the shareholder, execute an equity interest transfer contract stipulated in the Exclusive Call Option Contract dated 1st January, 2019 among the Company, WFOE and the Shareholder (as amended, supplemented and assigned, the “Exclusive Call Option Contract”), and effect the terms of the Exclusive Call Option Contract and the Pledge Contract dated 1st January, 2019 between WFOE and the Shareholder.

在不限制WFOE根据本授权委托书所享有的权利和权力的一般性的前提下，WFOE有权代表股东签署公司、WFOE与股东2019年1月1日签署的独家购买权协议（包括其修订、补充或转让协议，合称”独家购买权协议”）中约定的股权转让协议，并履行WFOE与股东于2019年1月1日签署的独家购买权协议和质押协议中的条款。

All the actions conducted by WFOE in connection with the Shareholding shall be deemed as the actions of the Shareholder, and all the documents executed by WFOE in connection with the Shareholding shall be deemed to be executed by the Shareholder.  The Shareholder hereby acknowledges and ratifies those actions conducted and/or documents executed by WFOE.

WFOE就股东股权的一切行为均视为股东的行为，签署的一切文件均视为股东签署，股东特此予以承认和追认。

WFOE is entitled to re-authorize or assign its rights and powers granted hereunder to any other person or entity at its own discretion and without giving prior notice to, or obtaining the consent from, the Shareholder.

WFOE有权转委托，可就本授权委托书授予的权利和权力再行委托其他人或单位而不必事先通知股东或得股东的同意。

This Power of Attorney shall be irrevocable and continuously valid from the date of execution hereof through the period during which the Shareholder remains a shareholder of the Company.

在股东为公司股东期间，本授权委托书不可撤销且持有有效，自授权委托书签署之日起算。

During the term hereof, the Shareholder hereby waives all the rights associated with the Shareholding, and acknowledges and confirms that such rights have been authorized to WFOE through this Power of Attorney and shall not be exercised by the Shareholder.

本授权委托书期间，股东特此放弃与股权有关的所有权利，并声明和确认该等权利已通过本授权委托书授予WFOE，股东不再行使该等权利。

This Power of Attorney is executed in Chinese and English.  The two language texts shall have equal validity and legal effect.

本授权委托书以中文和英文书就，中英文版本具有同等法律效力。

[Signature Page Follows/以下为签字页]

Dalian Wanda Group Co.,Ltd.
(大连万达集团股份有限公司)
(Company Chop)

/s/ Seal

授权委托书签署页

Signature Page to Power of Attorney